UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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☐	Definitive Proxy Statement

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☒	Soliciting Material under §240.14a-12

Altitude Acquisition Corp.

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SynCardia Welcomes Patrick NJ Schnegelsberg as CEO

June 28, 2023

Syncardia Systems, LLC., a Picard Medical Company

We are excited about the announcement that Patrick NJ Schnegelsberg is the new Chief Executive Officer of SynCardia Systems, LLC the parent company of Picard Medical, Inc. A global leader in mechanical heart replacement technology.

We are excited about the announcement that Patrick NJ Schnegelsberg is the new Chief Executive Officer of SynCardia Systems, LLC the parent company of Picard Medical, Inc. A global leader in mechanical heart replacement technology. After Picard Medical Holdings’ merger with Altitude Acquisition Corporation, Patrick will assume the Chief Executive Office role of the publicly listed entity.

With over 25 years of executive leadership experience Patrick NJ Schnegelsberg brings a wealth of experience and a proven track record in the medical device sector. As the Chief Operating Officer with the Occlutech Group, as a former board member of Scandinavian Real Heart, and past C-level positions with European and U.S. medtech and biotech start-ups, including a U.S.-listed biotechnology company, he is well-positioned to lead SynCardia into its next phase of growth and success. Patrick also held Director-level positions with buy- and sell-side firms on Wall Street and worked as management consultant. Patrick has conducted extensive research in molecular biology at MIT and graduated from Harvard Medical School. He currently serves on the board of Acorai AB.

As the new Chief Executive Officer, Patrick will be responsible for driving all aspects of the companystrategy, operations, and market presence. While working closely with the board of directors and the talented team of professionals at SynCardia team to drive continued growth and enhance shareholder value, Patrick will build upon the strong foundation established by Richard Fang, Daniel Teo and the SynCardia team, to further cement SynCardia’s position as a global leader in total artificial hearts.

Here are a few words from Patrick –

“I am honored and excited to join SynCardia as its CEO, to leverage my experience and to closely work with the board and the SynCardia team. SynCardia has established itself as a leader in the total artificial heart space, and I look forward to building on this strong foundation, driving innovation, and creating value for patients, healthcare practitioners’, our employees, and shareholders.”

Our mission is to save lives, one heart at a time. To better serve our patients through innovation and quality. To collaborate with our healthcare partners to provide the right patient, with the right device, at the right time. It is our vision, the SynCardia Total Artificial Heart, to become the preferred alternative to heart transplants in the future.

As SynCardia Systems continues to be at the forefront of groundbreaking medical advancements. Our eyes are set on the extraordinary achievements yet to come, but we celebrate the dawning of a new era under the guidance of an exceptional leader as we look forward to the achievements to come.

About SynCardia Systems, LLC

Headquartered in Tucson, Ariz., SynCardia manufactures the world’s only commercially approved total artificial heart. In clinical use for more than 35 years and with more than 1,800 implants, the SynCardia temporary Total Artificial Heart (TAH) is the most widely used and extensively studied TAH in the world.

By partnering with, training and supporting healthcare teams at more than 140 transplant hospitals and heart failure programs in more than 20 countries, SynCardia helps create better outcomes for critically ill adults and adolescents whose best chance at survival is total heart replacement. When a donor heart isn’t an available option, SynCardia provides a new heart without the wait for patients with end-stage heart failure affecting both sides of the heart (biventricular failure).

Important Information About the Mergers and Where to Find It

On April 23, 2023, Altitude Acquisition Corp., a Delaware corporation (“Altitude”), entered into a business combination agreement (the “Business Combination Agreement”) by and among Altitude, Altitude Merger Sub I, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Altitude (“Merger Sub”), Altitude Merger Sub II, LLC a Delaware limited liability company and a direct wholly owned subsidiary of Altitude (“Merger Sub II”) Picard Medical, Inc., a Delaware corporation (“Picard”) and Hunniwell Picard I, LLC, solely in its capacity as the representative, agent and attorney-in-fact of the securityholders of Picard. The Business Combination Agreement provides, among other things, that on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Picard (the “First Merger”), with Picard surviving as a wholly-owned subsidiary of Altitude (the “Surviving Corporation”) Immediately following the First Merger and as part of the same overall transaction as the First Merger, the Surviving Corporation will merge with and Merger Sub II, with Merger Sub II surviving as the surviving entity (such merger, the “Second Merger” and, together with the First Merger, the “Mergers”).

In connection with the Mergers, Altitude intends to file a preliminary proxy statement and a definitive proxy statement with the Securities and Exchange Commission (“SEC”). Altitude urges its investors, stockholders and other interested persons to read, when available, the preliminary proxy statement, any amendments thereto, the definitive proxy statement, as well as other documents filed with the SEC because these documents will contain important information about Altitude, Picard and the Mergers. When available, the definitive proxy statement will be mailed to stockholders of Altitude as of a record date to be established for voting on the Mergers. Once available, stockholders will also be able to obtain a copy of the definitive proxy statement and other documents filed with the SEC without charge, by directing a request to: Altitude Acquisition Corp., 400 Perimeter Center Terrace, Suite 151, Atlanta Georgia 30346. The preliminary and definitive proxy statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Altitude and Picard and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the Mergers under the rules of the SEC. Information about the directors and executive officers of Altitude is set forth in Altitude’s annual report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 23, 2023, and is available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Altitude Acquisition Corp., 400 Perimeter Center Terrace, Suite 151, Atlanta Georgia 30346. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Altitude stockholders in connection with the Mergers will be set forth in the proxy statement for the Mergers when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

Certain statements included herein that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “project,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and projections of market opportunity, Altitude’s and Picard’s expectations with respect to future performance and anticipated financial impacts of the Mergers, the satisfaction of the closing conditions to the Mergers and the timing of the completion of the Mergers. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of the respective management of Altitude and Picard and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Altitude and Picard. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the Mergers, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Mergers or that the approval of the stockholders of Altitude or Picard is not obtained; failure to realize the anticipated benefits of the Mergers; risks relating to the uncertainty of the projected financial information with respect to Picard; risks related to the performance of Picard’s business; the development, effects and enforcement of laws and regulations; Picard’s ability to manage future growth; Picard’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform; the effects of competition on Picard’s business; the amount of redemption requests made by Altitude’s stockholders; the ability of Altitude or Picard to obtain financing in connection with the Mergers or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors discussed in Altitude’s annual report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 23, 2023 under the heading “Risk Factors,” and other documents Altitude has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Altitude nor Picard presently know, or that Altitude or Picard currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Altitude’s and Picard’s expectations, plans, or forecasts of future events and views as of the date hereof. Altitude and Picard anticipate that subsequent events and developments will cause Altitude’s and Picard’s assessments to change. However, while Altitude and Picard may elect to update these forward-looking statements at some point in the future, Altitude and Picard specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Altitude’s and Picard’s assessments as of any date subsequent to the date hereof. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Mergers and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

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